                                         Delaware
                                         Investments(SM)
FIXED INCOME                             --------------------------------------
                                         A member of Lincoln Financial Group(R)





Semiannual Report 2003
--------------------------------------------------------------------------------
                            DELAWARE DELCHESTER FUND

[LOGO] POWERED BY RESEARCH.(SM)

Table
   OF CONTENTS

Letter to Shareholders          1

Portfolio Management Review     3

New at Delaware                 5

Performance Summary             6

Financial Statements:

    Statement of Net Assets     7

    Statement of Assets
      and Liabilities          11

    Statement of Operations    12

    Statements of Changes
      in Net Assets            13

    Financial Highlights       14

    Notes to Financial
      Statements               18

   Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

   Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Delaware Investments
   POWERED BY RESEARCH

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o  Astute security selection is essential when seeking a performance advantage.

o  Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o  U.S. growth equity
o  U.S. value equity
o  U.S. fixed income
o  International and global
o  U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 185 seasoned investment professionals -- of whom 124 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                                 Delaware Delchester Fund
   TO SHAREHOLDERS                                     February 10, 2003

Recap of Events
The six-month period ended January 31, 2003 represented a largely positive environment for bond investors. The driving force for the fixed-income market was the steady decline in interest rates. Prompted by a muted inflation outlook, the Federal Reserve lowered rates an additional one half percent in early November to help maintain economic growth and provide an added measure of stimulus going into the holiday shopping season.

A weak stock market, as well as geopolitical concerns, were two other positives for the fixed-income market. Investors continued to reallocate their capital to the relative safety of bonds, especially to securities issued by the U.S. government and its affiliated agencies, which offered the highest credit quality.

In fact, stocks underperformed bonds in 2002 for a third straight year, the first time that has occurred in over 20 years. Few areas of the stock market could avoid the selling pressures caused largely by investor uncertainty regarding the pace of the recovery. During the period of this report, the Dow Jones Industrial Average fell -6.74% and the Nasdaq Composite Index declined -0.55%. Despite a brief rally in late July 2002, and another upsurge that spanned October and November, the selling pressure in stocks had the greatest impact on the stock market's performance.

The Commerce Department reported that the economic rebound that started in late 2001 continued on track during the period of this report. Yet that growth, as measured by gross domestic product (GDP), has been erratic. In the third quarter of 2002, real, or inflation-adjusted GDP growth was +4.0%. The next quarter, real GDP grew a meager +1.4%.

Investors have vacillated in their opinion about the course of the economy. Ongoing concern has been focused on the lack of business spending throughout the economic recovery. Also known as capital expenditure, corporate outlays for new plants and equipment reached historically high levels in the 1990s and such overspending led to excess capacity. With the ensuing mismatch between production and demand, businesses substantially scaled back on their spending with the new decade. We believe this retrenchment helped spark the recession of 2001. The economy's inability to bounce back, as it has in many prior post-recessionary periods, has contributed to the less-than-expected rate of growth and inhibited new hiring.

Conversely, there are many positives concerning the economy. Productivity, long held in economic theory as a determining factor in a country's standard of living, continued to show strength. There were mounting signs that the stimulus provided by the Federal Reserve appeared to be taking hold. Lower rates, for instance, prompted a wave of mortgage refinancing that totaled $1 billion in 2001 and 2002, freeing up added cash for families across the nation (Source: The Wall Street Journal). Lastly, in early January, investors monitored news reports of the Bush administration's proposed massive spending and tax-cut package, designed to pump some $670 billion into the economy over the next decade. Though this measure must go before Congress, it nonetheless supports the view that growth is not only in place, but has the backing of very significant macroeconomic forces.

Total Return
For the period ended January 31, 2003                            Six Months
Delaware Delchester Fund-- Class A Shares                         +11.67%
Lipper High Current Yield Funds Average (416 funds)                +7.93%
Salomon Smith Barney High-Yield Cash Pay Index                    +14.17%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The Lipper High Current Yield Funds Average represents the average return of high-yield bond mutual funds tracked by Lipper (Source: Lipper Inc.). The Salomon Smith Barney High-Yield Cash Pay Index is an unmanaged index that generally tracks the performance of high-yield bonds. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Market Outlook
We are guardedly optimistic about the economy and the financial markets as the new year moves along. We believe that the economy will continue to expand in 2003 and ongoing growth may raise interest rates. Likewise, Washington's stimulus policy, if enacted, could cause the supply of Treasuries to increase, which might add further pressure on interest rates.

We remind investors that in a rising interest rate environment, market prices of fixed-income securities tend to decline, with shorter-term bonds usually decreasing less in value than longer-term bonds. For investors with a longer-term perspective, the benefit of such an environment is that the income stream from their bond funds may likely experience a modest increase. We also point out that, over the long term, bonds have consistently served to dampen volatility within a diversified portfolio.

Of course, concerns over the situation with Iraq have taken center stage recently. As no one knows precisely how this delicate matter will play out in the coming weeks or months, we believe it may be wise for investors to take advantage of the wait-and-see environment that has evolved of late. We suggest investors meet with their financial professionals to review their portfolios to ensure their asset allocation is still in line with their long-term goals.

Thank you for your continued confidence in and commitment to Delaware
Investments.

Sincerely,

/s/ Jude T. Driscoll
--------------------------------------
Jude T. Driscoll
President and Chief Executive Officer,
Delaware Management Holdings, Inc.


/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                              Delaware Delchester Fund
   management review                                   February 10, 2003

Fund Manager
Timothy L. Rabe
Portfolio Manager

The Fund's Results
Over the past six months, we continued to see uncertainty both at home and abroad. Faced with the threat of terrorism, the growing likelihood of conflict with Iraq, and concerns about North Korean arms proliferation, the U.S. economy was unable to mount a strong and persistent rebound. Through it all, bond investors benefited from a low interest rate environment, a very accommodative Federal Reserve, and the flight of capital from the beleaguered equity markets. High-yield bonds in particular were attractive to investors for their high current income.

Within the high-yield sector of the bond market, many highly leveraged companies defaulted on their loans and are now no longer represented in the sector's index. The increased rate of "fallen angels" - investment-grade bonds that have been downgraded to non-investment-grade status - contributed to the market's destabilization. While fallout from high profile bankruptcies, such as WorldCom, clearly had negative implications for the sector, many companies emerged stronger by year's end. In fact, the top holdings that comprise the high-yield universe today are fundamentally stronger than they were a few years ago. Greater scrutiny on corporate balance sheets and an emphasis on the quality of earnings have also resulted in a healthier high-yield market over the past six months.

Despite an ailing economy, Delaware Delchester Fund delivered positive performance during the semiannual period. For the six months ended January 31, 2003, the Fund gained +11.67% (Class A shares at net asset value with distributions reinvested), outperforming the Lipper High Current Yield Funds Average, which returned just +7.93% for the same period. Your Fund underperformed the Salomon Smith Barney High-Yield Cash Pay Index, which rose +14.17% during the period.

Portfolio Highlights
Two sectors in particular had a significant impact on Fund performance during the period. The telecommunications sector, which has struggled over the past several years, witnessed a strong rally in the fourth quarter of 2002. Nextel Communications, Nextel Partners, AT&T Wireless Service, and Crown Castle International generated positive performance and were among the portfolio's core holdings. The utilities sector, one of the most volatile sectors over the past year due to poor earnings and instances of fraudulent accounting practices, has benefited from a renewed focus on corporate balance sheets and Calpine was among the top performing bonds in this sector.

Improving fundamentals have also begun to emerge in the cable sector. As a result, we continue to focus on those companies that offer strong balance sheets, dependable cash flows, and competitive market positions. Charter Communications Holdings, as an example, has delivered attractive income and remains a core portfolio holding.

Despite issues that have plagued several core names in both telecom and utilities, we attribute the Fund's positive performance to our highly diversified approach. By avoiding sector concentration and limiting exposure to any single holding, we attempted to minimize portfolio risk and deliver competitive investment returns to our shareholders.

The portfolio's exposure to automobile and auto parts suppliers hurt performance during the semiannual period. In recent months, we've grown increasingly skeptical over incentive-based sales programs led by major car and truck makers such as Ford and General Motors, prompting us to be underweighted in the automobiles & automotive parts sector. Venture Holdings, a core position in this sector, impeded performance when it defaulted on its interest payments.

The Fund's exposure to the food services industry also had negative implications. We attribute the sector's weaker than anticipated performance to declining sales and increasing price wars among fast food chains.

More positively, we feel that our extensive credit research capabilities provide us with the ability to capitalize on unique investment opportunities that appear undervalued. Clothing retailer J Crew represents a good example of such a holding. The company has suffered recent underperformance as a result of weak fundamentals and modest economic growth. However, we have long believed that J Crew benefits from an attractive competitive position due to its strong brand name and remains compelling in the long term. Even more encouraging, is the recent appointment of new CEO Millard Drexler, former CEO of clothing retailer The Gap. We believe that J Crew may fare well under this new leadership.

Outlook
Despite the unusual market environment, we remain confident that Delaware Delchester Fund should generate a competitive level of current income for shareholders going forward. Our value-oriented investment strategy, which seeks companies selling at a discount to the market, employs intensive credit research to uncover attractive yields. An extensive team of analysts, specializing by market sector, enables us to capitalize on investment opportunities while managing the risks inherent in high-yield bonds.

While the growing threat of war with Iraq will likely contribute to volatility in the sector and slow merger and acquisition activity, we remain optimistic about the future prospects for the high-yield sector. Given the current volatility, we will remain cautious in the months ahead. Over the long term, however, we believe that the renewed focus on corporate fundamentals will have a positive impact on the sector.

Top 10 Sectors
As of January 31, 2003

                                             Percentage
Sector                                      of Net Assets
----------------------------------------------------------
   1. Cable, Media & Publishing                14.56%
----------------------------------------------------------
   2. Energy                                    8.12%
----------------------------------------------------------
   3. Telecommunications                        7.45%
----------------------------------------------------------
   4. Utilities                                 6.33%
----------------------------------------------------------
   5. Chemicals                                 5.90%
----------------------------------------------------------
   6. Lesiure, Lodging & Entertainment          5.59%
----------------------------------------------------------
   7. Retail                                    4.87%
----------------------------------------------------------
   8. Food, Beverage & Tobacco                  3.17%
----------------------------------------------------------
   9. Packaging & Containers                    2.76%
----------------------------------------------------------
  10. Buildings & Materials                     2.43%
----------------------------------------------------------

New
   AT DELAWARE

================================================================================
  It's Tax Time                                      [Graphic Omitted]
       AGAIN                                          [edelivery logo]

Delaware Investments will once again offer instant data entry for tax information. If you use TurboTax(R) to complete your tax returns, you will be able to automatically retrieve your Form 1099-DIV information from Delaware Investments and have your computer enter it directly into your tax return. It's fast and convenient.

Instant data entry is available only to shareholders who have registered for online Account Access and who use TurboTax(R) software to complete their tax returns.

This year, shareholders registered for online Account Access will also get free access to the TurboTax(R) Tax Center. This comprehensive site includes tax tips and helpful information about deductions and completing your tax returns as well as access to IRS forms and publications.

GET READY FOR TAX SEASON. REGISTER FOR ACCOUNT ACCESS TODAY!
Visit www.delawareinvestments.com, select Individual Investor, and click Account Access. If you have questions or need assistance, call the Shareholder Service Center at 800 523-1918 Monday through Friday, 8:00 a.m. to 8:00 p.m., Eastern Time.

Delaware Investments is not liable for tax information provided by TurboTax(R). TurboTax(R) is a registered trademark of Intuit Inc.

================================================================================

Delaware
   DELCHESTER FUND

Fund Basics
As of January 31, 2003
-------------------------------------------------
Fund Objectives:
The Fund seeks as high a current income as is
consistent with providing reasonable safety.
-------------------------------------------------
Total Fund Assets:
$311.52 million
-------------------------------------------------
Number of Holdings:
172
-------------------------------------------------
Fund Start Date:
August 20, 1970
-------------------------------------------------
Your Fund Manager:
Timothy L. Rabe is Vice President/Portfolio
Manager of Delaware's high-yield funds. Mr.
Rabe received a bachelor's degree in finance
from the University of Illinois. Prior to joining
Delaware Investments in 2000, Mr. Rabe was a
high-yield portfolio manager for Conseco Capital
Management. Before that, he worked as a tax
analyst for The Northern Trust Company. He is a
CFA charterholder.
-------------------------------------------------
Nasdaq  Symbols:
Class A DETWX
Class B DHYBX
Class C DELCX

Fund Performance
Average Annual Total Returns
Through January 31, 2003              Lifetime      10 Years     Five Years      One Year
------------------------------------------------------------------------------------------
Class A (Est. 8/20/70)
Excluding Sales Charge                  +7.13%       +1.16%        -7.12%         +2.74%
Including Sales Charge                  +6.98%       +0.70%        -7.98%         -1.90%
------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge                  -0.67%                     -7.75%         +2.01%
Including Sales Charge                  -0.67%                     -7.92%         -1.68%
------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge                  -1.88%                     -7.75%         +2.01%
Including Sales Charge                  -1.88%                     -7.75%         +1.08%
------------------------------------------------------------------------------------------

Delaware Delchester Fund invests primarily in high-yield bonds (commonly known as "junk bonds"), which involve greater risk than higher-quality bonds.

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The average annual total returns for the lifetime (since 8/20/70), 10-year, five-year, and one-year periods ended January 31, 2003 for Delaware Delchester Fund's Institutional Class were +7.27%, +1.45%, -6.81%, and +3.04%, respectively. The Institutional Class shares were first made available on June 1, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to June 1, 1992 for Delaware Delchester Fund is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

Nasdaq Institutional Class symbol: DETIX

Statement                                         Delaware Delchester Fund
   OF NET ASSETS                                  January 31, 2003 (Unaudited)

                                                      Principal      Market
                                                        Amount        Value
Asset-Backed Securities - 0.14%
   Morgan Stanley Dean Witter Capital
     2001-NC3N N 12.75% 10/25/31                     $   435,808   $   444,524
                                                                   -----------
Total Asset-Backed Securities
     (cost $435,808)                                                   444,524
                                                                   -----------

Collateralized Mortgage Obligations - 2.07%
   Credit Suisse First Boston Mortgage
     Securities 2001-CK1 5.863% 12/16/35               3,400,000     2,968,880

   GS Mortgage Securities
   2002-HE2 N 8.25% 10/20/32                           1,400,000     1,399,125
   Salomon Brothers Mortgage Securities
     1999-C1 J 7.00% 5/18/32                           2,730,000     2,065,518
                                                                   -----------

Total Collateralized Mortgage Obligations
   (cost $5,982,574)                                                 6,433,523
                                                                   -----------

Corporate Bonds - 79.27%
Aerospace & Defense - 0.49%
  +Sequa 9.00% 8/1/09                                  1,560,000     1,521,000
                                                                   -----------
                                                                     1,521,000
                                                                   -----------
Automobiles & Automotive Parts - 1.94%
 ++Asbury Automotive Group 144A
        9.00% 6/15/12                                    805,000       736,575
  +Collins & Aikman 10.75% 12/31/11                    2,190,000     2,058,600
   CSK Auto 12.00% 6/15/06                             2,250,000     2,430,000
   Neff 10.25% 6/1/08                                  2,060,000       628,300
+**Venture Holdings Trust 12.00% 6/1/09                3,950,000       182,688
                                                                   -----------
                                                                     6,036,163
                                                                   -----------
Banking, Finance & Insurance - 1.03%
   Finova Group 7.50% 11/15/09                         2,930,000     1,076,775
   Sovereign Bancorp 10.50% 11/15/06                   1,290,000     1,457,700
 ++Zurich Capital Trust I 144A
        8.376% 6/1/37                                    710,000       668,717
                                                                   -----------
                                                                     3,203,192
                                                                   -----------
Buildings & Materials - 1.24%
   Building Materials 7.75% 7/15/05                    1,705,000     1,447,119
  +Foster Wheeler 6.75% 11/15/05                       4,150,000     2,427,750
                                                                   -----------
                                                                     3,874,869
                                                                   -----------
Cable, Media & Publishing - 13.77%
 ++Allbritton Communications 144A
        7.75% 12/15/12                                   775,000       771,125
   American Media Operation
        10.25% 5/1/09                                  2,300,000     2,472,500
   Charter Communications Holdings
        10.75% 10/1/09                                 5,050,000     2,449,250
       *13.50% 1/15/11                                12,840,000     4,172,999
   CSC Holdings 8.125% 7/15/09                         3,125,000     3,046,875
 ++Dex Media East 144A 12.125% 11/15/12                1,535,000     1,700,013
   Echostar DBS 9.375% 2/1/09                          2,540,000     2,679,700
 ++Houghton Mifflin 144A 9.875% 2/1/13                 1,685,000     1,760,825
 ++Insight Midwest 144A 9.75% 10/1/09                  4,735,000     4,557,437
   Lodgenet Entertainment
        10.25% 12/15/06                                2,630,000     2,590,550

                                                     Principal       Market
                                                       Amount         Value

Corporate Bonds (continued)
Cable, Media & Publishing (continued)
  +Mediacom Broadband
      11.00% 7/15/13                                 $ 3,900,000   $ 4,085,250
   PanAmSat 8.50% 2/1/12                               3,320,000     3,237,000
+++RH Donnelley Finance 144A
      10.875% 12/15/12                                 1,535,000     1,696,175
 ++Vertis 144A 10.875% 6/15/09                         1,775,000     1,837,125
   Von Hoffman 10.25% 3/15/09                          1,515,000     1,439,250
   WRC Media 12.75% 11/15/09                           1,520,000     1,497,200
 +*XM Satellite Radio 14.00% 12/31/09                  1,524,655       625,109
  +Young Broadcasting 10.00% 3/1/11                    2,295,000     2,312,213
                                                                   -----------
                                                                    42,930,596
                                                                   -----------
Chemicals - 5.90%
   Avecia Group 11.00% 7/1/09                          1,780,000     1,486,300
 ++FMC 144A 10.25% 11/1/09                             1,555,000     1,656,075
  +Huntsman Chemical 10.125% 7/1/09                    3,545,000     2,960,075
   IMC Global
      6.55% 1/15/05                                      800,000       780,419
      7.625% 11/1/05                                   2,205,000     2,151,438
   Lyondell Chemical 9.50% 12/15/08                    3,110,000     2,814,550
   MacDermid 9.125% 7/15/11                            1,800,000     1,944,000
  +SOI Funding 11.25% 7/15/09                          3,720,000     3,162,001
  +Solutia 6.72% 10/15/37                              1,860,000     1,422,900
                                                                   -----------
                                                                    18,377,758
                                                                   -----------
Computers & Technology - 1.32%
   Amkor Technology 9.25% 5/1/06                       1,565,000     1,486,750
   Asat Finance 12.50% 11/1/06                         1,706,250     1,288,219
  +Chippac International 12.75% 8/1/09                   920,000       989,000
+++Seagate Technology 144A
      8.00% 5/15/09                                      325,000       341,250
                                                                   -----------
                                                                     4,105,219
                                                                   -----------
Consumer Products - 2.20%
  +American Greetings 11.75% 7/15/08                   2,500,000     2,787,500
 **Derby Cycle 10.00% 5/15/08                          1,848,822        18,488
  +Salton 12.25% 4/15/08                               2,960,000     2,945,200
 +*Sealy Mattress 10.875% 12/15/07                     1,060,000     1,086,500
                                                                   -----------
                                                                     6,837,688
                                                                   -----------
Consumer Services - 0.41%
 ++Brickman 144A 11.75% 12/15/09                       1,185,000     1,272,394
                                                                   -----------
                                                                     1,272,394
                                                                   -----------
Electronics & Electrical Equipment - 2.13%
 ++AMI Semiconductor 144A
      10.75% 2/1/13                                    1,890,000     1,890,000
   Avnet 9.75% 2/15/08                                 1,725,000     1,725,000
 ++Sanmina 144A 10.375% 1/15/10                        2,900,000     3,030,500
                                                                   -----------
                                                                     6,645,500
                                                                   -----------

Statement                                             Delaware Delchester Fund
   OF NET ASSETS (CONTINUED)



                                                     Principal        Market
                                                      Amount           Value
Corporate Bonds (continued)
Energy - 6.45%
  +El Paso 7.00% 5/15/11                            $2,065,000      $ 1,592,815
+++El Paso Energy Partners 144A
      10.625% 12/1/12                                1,560,000        1,677,000
+++Hanover Equipment Trust 144A
      9.487% 9/1/08                                  1,535,000        1,458,250
   Petro Geo-Services 6.25% 11/19/03                 2,510,000        1,066,750
   Premcor Refining Group 9.50% 2/1/13               2,925,000        2,946,937
   Tennessee Gas Pipeline 8.375% 6/15/32             2,670,000        2,410,292
  +Transcontinental Gas Pipeline
      6.125% 1/15/05                                 1,045,000        1,024,100
 ++Transcontinental Gas Pipeline 144A
      8.875% 7/15/12                                 2,090,000        2,184,050
 ++Westport Resource 144A 8.25% 11/1/11              1,035,000        1,097,100
   Williams 6.625% 11/15/04                          1,015,000          842,450
 ++Williams Gas Pipelines Central 144A
      7.375% 11/15/06                                3,145,000        3,082,099
   Williams Series A 7.50% 1/15/31                   1,015,000          710,500
                                                                    -----------
                                                                     20,092,343
                                                                    -----------
Environmental Services - 1.69%
 ++Casella Waste Systems 144A
      9.75% 2/1/13                                   2,080,000        2,132,000
   IESI 10.25% 6/15/12                               3,175,000        3,127,375
                                                                    -----------
                                                                      5,259,375
                                                                    -----------
Food, Beverage & Tobacco - 3.17%
   Di Giorgio 10.00% 6/15/07                         3,110,000        3,094,450
   Fleming
     +10.125% 4/1/08                                 1,580,000        1,129,700
      10.625% 7/31/07                                  980,000          494,900
  +Ingles Markets 8.875% 12/1/11                     1,485,000        1,373,625
   National Wine & Spirits 10.125% 1/15/09           3,090,000        2,858,250
  +Perkins Family Restaurants
      10.125% 12/15/07                               1,035,000          937,969
                                                                    -----------
                                                                      9,888,894
                                                                    -----------
Healthcare & Pharmaceuticals - 2.13%
  +aaiPharma 11.00% 4/1/10                           1,400,000        1,463,000
  +Concentra Operating 13.00% 8/15/09                1,610,000        1,658,300
   Extendicare Health Services
      9.35% 12/15/07                                   865,000          670,375
  +Healthsouth 6.875% 6/15/05                        3,100,000        2,836,500
                                                                    -----------
                                                                      6,628,175
                                                                    -----------
Home Builders - 1.67%
  +DR Horton 9.75% 9/15/10                           1,470,000        1,550,850
   Technical Olympic USA
      10.375% 7/1/12                                 3,945,000        3,658,988
                                                                    -----------
                                                                      5,209,838
                                                                    -----------

                                                    Principal        Market
                                                      Amount          Value
Corporate Bonds (continued)
Leisure, Lodging & Entertainment - 5.32%
   AMC Entertainment 9.50% 3/15/09                 $  860,000      $   825,600
   Circus & Eldorado Joint Venture
       10.125% 3/1/12                               2,845,000        2,759,650
   Extended Stay America
       9.875% 6/15/11                               1,020,000        1,022,550
   Herbst Gaming 10.75% 9/1/08                        540,000          572,400
   Host Marriott REIT 9.25% 10/1/07                 2,075,000        2,051,656
   Mandalay Resort Group
       9.375% 2/15/10                               1,285,000        1,371,738
  +MeriStar Hospitality Operating
       Partnership REIT 10.50% 6/15/09              2,075,000        1,815,625
   Penn National Gaming
       11.125% 3/1/08                               2,325,000        2,557,500
  +Six Flags 9.75% 6/15/07                          2,075,000        2,012,750
 ++Turning Stone Casino Resort Enterprise
       144A 9.125% 12/15/10                         1,515,000        1,568,025
                                                                   -----------
                                                                    16,557,494
                                                                   -----------
Metals & Mining - 1.46%
 ++Jorgensen Earle M. 144A 9.75% 6/1/12             1,400,000        1,435,000
  +Oregon Steel Mills 10.00% 7/15/09                3,245,000        3,115,200
                                                                   -----------
                                                                     4,550,200
                                                                   -----------
Packaging & Containers - 2.76%
   AEP Industries 9.875% 11/15/07                   2,100,000        1,900,500
 ++Anchor Glass Container 144A
       11.00% 2/15/13                                 550,000          550,000
+++BWAY 144A 10.00% 10/15/10                        1,550,000        1,635,250
   Portola Packaging 10.75% 10/1/05                 2,600,000        2,665,000
   Radnor Series B 10.00% 12/1/03                   2,115,000        1,855,913
                                                                   -----------
                                                                     8,606,663
                                                                   -----------
Paper & Forest Products - 1.53%
   Georgia-Pacific
     +9.375% 2/1/13                                 1,285,000        1,285,000
      9.50% 5/15/22                                 3,910,000        3,479,900
                                                                   -----------
                                                                     4,764,900
                                                                   -----------
Real Estate - 1.32%
   Senior Housing Properties Trust REIT
      8.625% 1/15/12                                1,965,000        1,965,000
   Tanger Properties REIT 9.125% 2/15/08            2,100,000        2,135,293
                                                                   -----------
                                                                     4,100,293
                                                                   -----------
Restaurants - 1.83%
   Advantica Restaurant 12.75% 9/30/07              2,320,000        2,259,421
 **Avado Brands 9.75% 6/1/06                        1,540,000          406,175
   CKE Restaurants 9.125% 5/1/09                    3,300,000        3,023,625
                                                                   -----------
                                                                     5,689,221
                                                                   -----------

Statement                                             Delaware Delchester Fund
   OF NET ASSETS (CONTINUED)

                                                    Principal         Market
                                                      Amount           Value
Corporate Bonds (continued)
Retail - 4.87%
     J Crew 13.125% 10/15/08                        $3,500,000      $ 2,642,500
    +J Crew Operating 10.375% 10/15/07               2,918,000        2,786,690
**+++KMart 144A 9.875% 6/15/08                       4,575,000          800,625
    +Office Depot 10.00% 7/15/08                     3,215,000        3,661,081
     Petco Animal Supplies 10.75% 11/1/11            2,010,000        2,256,225
     Remington Arms 10.50% 2/1/11                    1,890,000        1,979,775
    +Saks 7.25% 12/1/04                              1,040,000        1,058,200
                                                                    -----------
                                                                     15,185,096
                                                                    -----------
Telecommunications - 7.17%
     Alamosa Delaware 12.50% 2/1/11                  1,735,000          546,525
    *Alamosa Holdings 12.875% 2/15/10                3,345,000          669,000
    *Allegiance Telecom 11.75% 2/15/08               3,135,000          650,513
     AT&T Wireless Service
        7.875% 3/1/11                                1,170,000        1,213,112
        8.125% 5/1/12                                  430,000          448,072
   +*Crown Castle International
        10.625% 11/15/07                             1,530,000        1,342,575
        10.75% 8/1/11                                1,550,000        1,333,000
    +Level 3 Communications
        9.125% 5/1/08                                1,275,000          809,625
     Nextel Communications
        9.375% 11/15/09                                560,000          541,800
       *10.65% 9/15/07                               1,415,000        1,422,075
    *Nextel Partners 14.00% 2/1/09                   4,035,000        3,288,524
     Northern Telecom Capital
        7.40% 6/15/06                                2,075,000        1,753,375
     Qwest 7.20% 11/1/04                               960,000          948,000
   ++Qwest 144A 8.875% 3/15/12                         775,000          806,000
    +Qwest Capital Funding 7.25% 2/15/11             2,240,000        1,640,800
   ++Qwest Services 144A 13.50% 12/15/10             1,020,000        1,076,100
    *SBA Communications 12.00% 3/1/08                  975,000          604,500
     Time Warner Telecommunications
        9.75% 7/15/08                                3,565,000        2,103,349
    *UbiquiTel Operating 14.00% 4/15/10              5,420,000          352,300
   **WorldCom 7.50% 5/15/11                          3,485,000          779,769
                                                                    -----------
                                                                     22,329,014
                                                                    -----------
Transportation & Shipping - 1.61%
     Hornbeck Offshore Services
        10.625% 8/1/08                               3,050,000        3,233,000
  +++Stena AB 144A 9.625% 12/1/12                    1,710,000        1,774,125
                                                                    -----------
                                                                      5,007,125
                                                                    -----------
Utilities - 5.86%
     Avista 9.75% 6/1/08                             3,010,000        3,096,595
    +Calpine 10.50% 5/15/06                          2,850,000        1,496,250
     CMS Energy 9.875% 10/15/07                      1,500,000        1,351,455
     Consumers Energy 6.20% 5/1/03                   1,535,000        1,538,589
   ++Illinois Power 144A 11.50% 12/15/10             1,535,000        1,527,325
     Limestone Electron Trust
        8.625% 3/15/03                               1,020,000        1,006,605
     Midland Funding II 11.75% 7/23/05               1,080,000        1,134,526

                                                     Principal        Market
                                                       Amount          Value
Corporate Bonds (continued)
Utilities (continued)
   Mirant Americas Generation
    +7.625% 5/1/06                                  $ 1,040,000    $    660,400
     8.30% 5/1/11                                     2,030,000       1,228,150
  +National Waterworks 10.50% 12/1/12                 1,530,000       1,633,275
 ++Nevada Power 144A 10.875% 10/15/09                 1,040,000       1,086,800
   Orion Power Holdings 12.00% 5/1/10                 1,275,000       1,153,875
   Xcel Energy 7.00% 12/1/10                          1,495,000       1,352,975
                                                                   ------------
                                                                     18,266,820
                                                                   ------------
Total Corporate Bonds
     (cost $256,379,253)                                            246,939,830
                                                                   ------------
Foreign Bonds - 15.86%
Australia - 0.47%
   Newmont Yandal Operations
     8.875% 4/1/08                                    1,470,000       1,470,000
                                                                   ------------
                                                                      1,470,000
                                                                   ------------
Brazil - 1.62%
   Federal Republic of Brazil Series C
     8.00% 4/15/14                                    7,314,575       5,049,822
                                                                   ------------
                                                                      5,049,822
                                                                   ------------
Canada - 5.92%
   Ainsworth Lumber
     12.50% 7/15/07                                   2,505,000       2,645,906
     13.875% 7/15/07                                    960,000       1,042,800
  +Calpine Canada Energy Finance
     8.50% 5/1/08                                     3,100,000       1,457,000
   CP Ships Limited 10.375% 7/15/12                   1,800,000       1,899,000
  +Fairfax Financial Holdings
     7.75% 12/15/03                                   4,600,000       4,328,756
   Intrawest 10.50% 2/1/10                              825,000         866,250
   Nortel Networks 6.125% 2/15/06                     1,015,000         872,900
   Rogers Cablesystems 10.00% 3/15/05                 1,250,000       1,318,750
 ++Sun Media 144A 7.625% 2/15/13                      1,100,000       1,113,750
   Western Oil Sands 8.375% 5/1/12                    2,820,000       2,876,400
                                                                   ------------
                                                                     18,421,512
                                                                   ------------
Colombia - 1.00%
   Republic of Colombia 10.00% 1/23/12                3,220,000       3,115,350
                                                                   ------------
                                                                      3,115,350
                                                                   ------------
Ecuador - 0.74%
 ++Republic of Ecuador 144A
     6.00% 8/15/30                                    4,865,000       2,310,875
                                                                   ------------
                                                                      2,310,875
                                                                   ------------
Ireland - 0.88%
+++MDP Acquisitions 144A
     9.625% 10/1/12                                    2,640,000      2,745,600
                                                                   ------------
                                                                      2,745,600
                                                                   ------------
Norway - 0.74%
  +Ocean Rig Norway 10.25% 6/1/08                      2,600,000      2,327,000
                                                                   ------------
                                                                      2,327,000
                                                                   ------------

Statement                                              Delaware Delchester Fund
   OF NET ASSETS (CONTINUED)
                                                    Principal        Market
                                                      Amount          Value
Foreign Bonds (continued)
Panama - 1.18%
  Republic of Panama 9.375% 1/16/23                 $3,625,000    $  3,688,438
                                                                  ------------
                                                                     3,688,438
                                                                  ------------
Peru - 0.22%
  Republic of Peru 4.00% 3/7/17                        960,000         688,342
                                                                  ------------
                                                                       688,342
                                                                  ------------
Turkey - 1.87%
  Republic of Turkey
     11.00% 1/14/13                                  1,925,000       1,900,938
     11.875% 1/15/30                                 3,775,000       3,911,843
                                                                  ------------
                                                                     5,812,781
                                                                  ------------
Venezuela - 1.22%
  Republic of Venezuela 9.25% 9/15/27                5,990,000       3,803,650
                                                                  ------------
                                                                     3,803,650
                                                                  ------------
Total Foreign Bonds (cost $49,734,124)                              49,433,370
                                                                  ------------

                                                       Number of
                                                        Shares
Common Stock - 0.06%
 +NII Holdings                                          11,252         172,159
                                                                  ------------
Total Common Stock (cost $61,887)                                      172,159
                                                                  ------------
Preferred Stocks - 0.72%
  CSC Holdings PIK 11.75%                               22,850       2,233,599
                                                                  ------------
Total Preferred Stocks
  (cost $1,927,086)                                                  2,233,599
                                                                  ------------


Warrants - 0.07%
 +Horizon PCS                                            7,300             365
 +Solutia                                                4,325              43
  XM Satellite Radio                                    88,825         214,225
                                                                  ------------
Total Warrants (cost $1,068,288)                                       214,633
                                                                  ------------

Total Market Value of Securities - 98.19%
     (cost $315,589,020)                                           305,871,638
Receivables and Other Assets
     Net of Liabilities -  1.81%                                     5,644,033
                                                                  ------------

Net Assets Applicable to 113,805,261
     Shares Outstanding - 100.00%                                 $311,515,671
                                                                  ============

Net Asset Value - Delaware Delchester Fund
  Class A ($207,542,613 / 75,870,969 Shares)                             $2.74
                                                                         -----
Net Asset Value - Delaware Delchester Fund
  Class B ($76,302,040 / 27,831,966 Shares)                              $2.74
                                                                         -----
Net Asset Value - Delaware Delchester Fund
  Class C ($13,559,715 / 4,945,512 Shares)                               $2.74
                                                                         -----
Net Asset Value - Delaware Delchester Fund
  Institutional Class
     ($14,111,303 / 5,156,814 Shares)                                    $2.74
                                                                         -----
Components of Net Assets at January 31, 2003:
Shares of beneficial interest
 (unlimited authorization - no par)                             $1,108,514,122
Undistributed net investment income                                      7,510
Accumulated net realized loss on investments                      (787,288,579)
Net unrealized depreciation of investments                          (9,717,382)
                                                                --------------
Total net assets                                                $  311,515,671
                                                                ==============

 *Zero coupon bond as of January 31, 2003. The interest rate shown is the step-up rate.

**Non-income producing security. Security is currently in default.

 +Security is partially or fully on loan.

++Security exempt from registration under Rule 144A of the Securities Act of 1933. See Note 8 in "Notes to Financial Statements".

Summary of Abbreviations
PIK  - Payment in kind
REIT - Real Estate Investment Trust

Net Asset Value and Offering Price Per Share -
     Delaware Delchester Fund
Net asset value Class A (A)                                              $2.74
Sales charge (4.50% of offering price or 4.74% of
  the amount invested per share) (B)                                      0.13
                                                                         -----
Offering price                                                           $2.87
                                                                         =====

(A) Net asset value per share, as illustrated, is the estimated amount, which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statement                                          Delaware Delchester Fund
   OF ASSETS AND LIABILITIES                       January 31, 2003 (Unaudited)

Assets:
   Investments at market (cost $315,589,020)                       $305,871,638
   Receivables for securities sold                                   35,657,648
   Interest receivable                                                5,715,749
   Cash                                                               3,681,183
   Subscriptions receivable                                             206,456
   Other assets                                                           5,647
                                                                   ------------
   Total assets                                                     351,138,321
                                                                   ------------

Liabilities:
   Payables for securities purchased                                 38,160,155
   Distributions payable                                                845,676
   Liquidations payable                                                 579,506
   Accrued expenses                                                      37,313
                                                                   ------------
   Total liabilities                                                 39,622,650
                                                                   ------------

Total Net Assets                                                   $311,515,671
                                                                   ============


See accompanying notes

Statement                          Delaware Delchester Fund
   of operations                   Six Months Ended January 31, 2003 (Unaudited)


Investment Income:
   Interest                                                                     $19,236,343
   Dividends                                                                        101,888
   Security lending                                                                  59,925        $19,398,156
                                                                                -----------        -----------

Expenses:
   Management fees                                                                  956,727
   Distribution expense - Class A                                                   273,367
   Distribution expense - Class B                                                   378,241
   Distribution expense - Class C                                                    55,897
   Dividend disbursing and transfer agent fees and expenses                         584,000
   Reports and statements to shareholders                                            90,000
   Accounting and administration fees                                                66,498
   Registration fees                                                                 31,000
   Professional fees                                                                 23,100
   Custodian fees                                                                    13,750
   Trustees' fees                                                                     8,600
   Other                                                                             19,341
                                                                                -----------
   Less expenses paid indirectly                                                                        (8,844)
                                                                                                   -----------
   Total expenses                                                                                    2,491,677
                                                                                                   -----------
Net Investment Income                                                                               16,906,479
                                                                                                   -----------

Net Realized and Unrealized Gain (Loss) on Investments:
   Net realized loss on investments                                                                 (1,506,382)
   Net change in unrealized appreciation/depreciation of investments                                16,835,996
                                                                                                   -----------
Net Realized and Unrealized Gain on Investments                                                     15,329,614
                                                                                                   -----------

Net Increase in Net Assets Resulting from Operations                                               $32,236,093
                                                                                                   ===========

See accompanying notes

Statements                                            Delaware Delchester Fund
   OF CHANGES IN NET ASSETS

                                                                                        Six Months
                                                                                          Ended          Year Ended
                                                                                         1/31/03          7/31/02
                                                                                       (Unaudited)

Increase (Decrease) in Net Assets from Operations:
   Net investment income                                                                $16,906,479     $ 39,463,259
   Net realized loss on investments                                                      (1,506,382)     (60,189,654)
   Net change in unrealized appreciation/depreciation of investments                     16,835,996       (6,434,705)
                                                                                       ------------     ------------
   Net increase (decrease) in net assets resulting from operations                       32,236,093      (27,161,100)
                                                                                       ------------     ------------

Dividends and Distributions to Shareholders from:
   Net investment income:
   Class A                                                                              (10,525,671)     (24,865,632)
   Class B                                                                               (3,800,474)      (9,838,723)
   Class C                                                                                 (560,730)      (1,367,538)
   Institutional Class                                                                     (665,485)      (1,407,087)
                                                                                       ------------     ------------
                                                                                        (15,552,360)     (37,478,980)
                                                                                       ------------     ------------

Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                                             33,752,634       29,594,726
     Class B                                                                             10,254,184       11,387,592
     Class C                                                                              3,392,517        1,978,001
     Institutional Class                                                                  7,402,307        5,925,087

   Net asset value of shares issued upon reinvestment of dividends and distributions:
     Class A                                                                              5,158,704       12,009,813
     Class B                                                                              1,455,732        3,754,222
     Class C                                                                                296,468          682,422
     Institutional Class                                                                    632,023        1,378,453
                                                                                       ------------     ------------
                                                                                         62,344,569       66,710,316
                                                                                       ------------     ------------
   Cost of shares repurchased:
     Class A                                                                            (31,406,393)     (89,672,334)
     Class B                                                                            (19,045,925)     (36,183,890)
     Class C                                                                             (1,931,064)      (5,834,983)
     Institutional Class                                                                 (5,090,156)     (14,581,401)
                                                                                       ------------     ------------
                                                                                        (57,473,538)    (146,272,608)
                                                                                       ------------     ------------
   Increase (decrease) in net assets derived from capital share transactions              4,871,031      (79,562,292)
                                                                                       ------------     ------------

Net Increase (Decrease) in Net Assets                                                    21,554,764     (144,202,372)

Net Assets:
   Beginning of period                                                                  289,960,907      434,163,279
                                                                                       ------------     ------------
   End of period                                                                       $311,515,671     $289,960,907
                                                                                       ------------     ------------

See accompanying notes

Financial
   HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware Delchester Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                                 Ended
                                                                1/31/03                           Year Ended
                                                            (Unaudited)(1) 7/31/02(4)   7/31/01     7/31/00     7/31/99    7/31/98

Net asset value, beginning of period                             $2.580    $  3.110      $4.390      $5.540      $6.650      $6.570

Income (loss) from investment operations:
Net investment income(2)                                          0.244       0.317       0.432       0.524       0.597       0.608
Net realized and unrealized gain (loss) on investments            0.058      (0.543)     (1.276)     (1.155)     (1.102)      0.070
                                                                 ------      ------      ------      ------      ------      ------
Total from investment operations                                  0.302      (0.226)     (0.844)     (0.631)     (0.505)      0.678
                                                                 ------      ------      ------      ------      ------      ------

Less dividends and distributions from:
Net investment income                                            (0.142)     (0.304)     (0.436)     (0.519)     (0.605)     (0.598)
                                                                 ------      ------      ------      ------      ------      ------
Total dividends and distributions                                (0.142)     (0.304)     (0.436)     (0.519)     (0.605)     (0.598)
                                                                 ------      ------      ------      ------      ------      ------

Net asset value, end of period                                   $2.740      $2.580      $3.110      $4.390      $5.540      $6.650
                                                                 ======      ======      ======      ======      ======      ======

Total return(3)                                                  11.67%      (7.94%)    (20.22%)    (11.93%)     (7.65%)     10.73%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $207,543    $188,736    $278,975    $485,581    $813,787  $1,060,136
Ratio of expenses to average net assets                           1.49%       1.32%       1.25%       1.27%       1.10%       1.06%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                        1.49%       1.32%       1.33%       1.30%       1.10%       1.06%
Ratio of net investment income to average net assets             11.68%      10.76%      11.63%      10.55%      10.12%       9.16%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly      11.68%      10.76%      11.55%      10.52%      10.12%       9.16%
Portfolio turnover                                                 797%        441%        294%         82%         85%        117%

(1) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the six months ended January 31, 2003, and the years ended July 31, 2002, 2001 and 2000.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(4) As required, effective August 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase net investment income per share of $0.019, a decrease in net realized and unrealized gain (loss) per share of $0.019, and an increase in the ratio of net investment income to average net assets of 0.65%. Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware Delchester Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                  Ended
                                                                 1/31/03                           Year Ended
                                                               (Unaudited)(1) 7/31/02(4)  7/31/01    7/31/00   7/31/99     7/31/98

Net asset value, beginning of period                               $2.590     $3.120     $4.390      $5.540    $6.650      $6.570

Income (loss) from investment operations:
Net investment income(2)                                            0.234      0.295      0.405       0.487     0.557       0.556
Net realized and unrealized gain (loss) on investments              0.048     (0.543)    (1.270)     (1.154)   (1.103)      0.072
                                                                   ------     ------     ------      ------    ------      ------
Total from investment operations                                    0.282     (0.248)    (0.865)     (0.667)   (0.546)      0.628
                                                                   ------     ------     ------      ------    ------      ------

Less dividends and distributions from:
Net investment income                                              (0.132)    (0.282)    (0.405)     (0.483)   (0.564)     (0.548)
                                                                   ------     ------     ------      ------    ------      ------
Total dividends and distributions                                  (0.132)    (0.282)    (0.405)     (0.483)   (0.564)     (0.548)
                                                                   ------     ------     ------      ------    ------      ------

Net asset value, end of period                                     $2.740     $2.590     $3.120      $4.390    $5.540      $6.650
                                                                   ======     ======     ======      ======    ======      ======

Total return(3)                                                    11.23%     (8.28%)   (20.85%)    (12.57%)   (8.34%)      9.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                           $76,302    $79,507   $118,235    $208,784  $349,960    $376,463
Ratio of expenses to average net assets                             2.21%      2.04%      1.98%       2.00%     1.85%       1.81%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                          2.21%      2.04%      2.06%       2.03%     1.85%       1.81%
Ratio of net investment income to average net assets               10.96%     10.04%     10.90%       9.82%     9.37%       8.41%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly        10.96%     10.04%     10.82%       9.79%     9.37%       8.41%
Portfolio turnover                                                   797%       441%       294%         82%       85%        117%


(1) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the six months ended January 31, 2003, and the years ended July 31, 2002, 2001 and 2000.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(4) As required, effective August 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase net investment income per share of $0.019, a decrease in net realized and unrealized gain (loss) per share of $0.019, and an increase in the ratio of net investment income to average net assets of 0.65%. Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware Delchester Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                     Ended
                                                                    1/31/03                         Year Ended
                                                                 (Unaudited)(1) 7/31/02(4)  7/31/01   7/31/00   7/31/99    7/31/98
Net asset value, beginning of period                                  $2.590     $3.120     $4.390     $5.540    $6.650     $6.570

Income (loss) from investment operations:
Net investment income(2)                                               0.234      0.295      0.405      0.487     0.566      0.555
Net realized and unrealized gain (loss) on investments                 0.048     (0.543)    (1.270)    (1.154)   (1.111)     0.073
                                                                      ------     ------     ------     ------    ------     ------
Total from investment operations                                       0.282     (0.248)    (0.865)    (0.667)   (0.545)     0.628
                                                                      ------     ------     ------     ------    ------     ------

Less dividends and distributions from:
Net investment income                                                 (0.132)    (0.282)    (0.405)    (0.483)   (0.565)    (0.548)
                                                                      ------     ------     ------     ------    ------     ------
Total dividends and distributions                                     (0.132)    (0.282)    (0.405)    (0.483)   (0.565)    (0.548)
                                                                      ------     ------     ------     ------    ------     ------

Net asset value, end of period                                        $2.740     $2.590     $3.120     $4.390    $5.540     $6.650
                                                                      ======     ======     ======     ======    ======     ======
Total return(3)                                                       11.23%     (8.28%)   (20.85%)   (12.57%)   (8.34%)     9.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                              $13,560    $11,176     $16,84    $33,871   $62,613    $50,945
Ratio of expenses to average net assets                                2.21%      2.04%      1.98%      2.00%     1.85%      1.81%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                             2.21%      2.04%      2.06%      2.03%     1.85%      1.81%
Ratio of net investment income to average net assets                  10.96%     10.04%     10.90%      9.82%     9.37%      8.41%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly           10.96%     10.04%     10.82%      9.79%     9.37%      8.41%
Portfolio turnover                                                      797%       441%       294%        82%       85%       117%

(1) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the six months ended January 31, 2003, and the years ended July 31, 2002, 2001 and 2000.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(4) As required, effective August 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase net investment income per share of $0.019, an increase in net realized and unrealized gain (loss) per share of $0.019, and an increase in the ratio of net investment income to average net assets of 0.65%. Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                             Delaware Delchester Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Six Months
                                                                       Ended
                                                                      1/31/03                         Year Ended
                                                                    (Unaudited)(1) 7/31/02(4) 7/31/01  7/31/00    7/31/99  7/31/98
Net asset value, beginning of period                                    $2.590     $3.110    $4.390     $5.540     $6.650    $6.570

Income (loss) from investment operations:
Net investment income(2)                                                 0.247      0.325     0.442      0.538      0.613     0.620
Net realized and unrealized gain (loss) on investments                   0.048     (0.533)    (1.277)    (1.156)   (1.104)    0.075
                                                                        ------     ------    ------     ------     ------    ------
Total from investment operations                                         0.295     (0.208)   (0.835)    (0.618)    (0.491)    0.695
                                                                        ------     ------    ------     ------     ------    ------

Less dividends and distributions from:
Net investment income                                                   (0.145)    (0.312)   (0.445)    (0.532)    (0.619)   (0.615)
                                                                        ------     ------    ------     ------     ------    ------
Total dividends and distributions                                       (0.145)    (0.312)   (0.445)    (0.532)    (0.619)   (0.615)
                                                                        ------     ------    ------     ------     ------    ------

Net asset value, end of period                                          $2.740     $2.590    $3.110     $4.390     $5.540    $6.650
                                                                        ======     ======    ======     ======     ======    ======

Total return(3)                                                         12.23%     (7.69%)  (19.98%)   (11.70%)    (7.42%)   11.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $14,111    $10,542   $20,112    $19,751    $38,687   $53,673
Ratio of expenses to average net assets                                  1.21%      1.04%     0.98%      1.00%      0.85%     0.81%
Ratio of expenses to average net assets prior to
 expense limitation and expenses paid indirectly                         1.21%      1.04%     1.06%      1.03%      0.85%     0.81%
Ratio of net investment income to average net assets                    11.96%     11.04%    11.90%     10.82%     10.37%     9.41%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly              11.96%     11.04%    11.82%     10.79%     10.37%     9.41%
Portfolio turnover                                                        797%       441%      294%        82%        85%      117%

(1) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the six months ended January 31, 2003, and the years ended July 31, 2002, 2001 and 2000.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(4) As required, effective August 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase net investment income per share of $0.019 a decrease in net realized and unrealized gain (loss) per share of $0.019, and an increase in the ratio of net investment income to average net assets of 0.65%. Per share data for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.


See accompanying notes

Notes                                              Delaware Delchester Fund
   TO FINANCIAL STATEMENTS                         January 31, 2003 (Unaudited)

Delaware Group Income Funds (the "Trust") is organized as a Delaware business trust and offers five series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund. These financial statements and the related notes pertain to Delaware Delchester Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek as high a current income as is consistent with providing reasonable safety.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange
(NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage-and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays dividends monthly. The Fund declares and pays distributions from net realized gains on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $3,533 for the period ended January 31, 2003. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended January 31, 2003 were approximately $5,311. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management, Administration Agreements and
   Other Transactions with Affiliates
In accordance with the terms of its Investment Management Agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares.

Notes                                                 Delaware Delchester Fund
   TO FINANCIAL STATEMENTS (CONTINUED)

2. Investment Management, Administration Agreements and
   Other Transactions with Affiliates (continued)
At January 31, 2003, the Fund had liabilities payable to affiliates as follows:

Investment management fees payable to DMC                 $17,233

Dividend disbursing, transfer agent fees,
  accounting and other expenses payable to DSC            $20,600

Other expenses payable to DMC and affiliates              $11,256

For the period ended January 31, 2003, DDLP earned $7,101 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the period ended January 31, 2003, the Fund made purchases of $1,133,947,657 and sales of $1,124,811,127 of investment securities other than U.S. government securities and short-term investments.

At January 31, 2003, the cost of investments for federal income tax purposes approximates the cost for book purposes. At January 31, 2003, the cost of investments was $315,589,020. At January 31, 2003, net unrealized depreciation was $9,717,382 of which $8,222,318 related to unrealized appreciation of investments and $17,939,700 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the year ended July 31, 2002 and 2001 were as follows:

                                              2002           2001
                                              ----           ----
Ordinary income                           $37,478,980    $64,919,617
                                          -----------    -----------

As of July 31, 2002, the components of net assets on a tax basis were as follows:

   Shares of beneficial interest                        $1,103,643,091
   Undistributed ordinary income                                43,670
   Capital loss carryforwards                             (741,815,960)
   Post-October losses                                     (38,085,000)
   Unrealized depreciation on investments                  (33,824,894)
                                                        --------------
   Net Assets                                           $  289,960,907

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $87,593,579 expires in 2003, $10,982,838 expires in 2007, $147,703,776 expires in 2008, $284,053,994 expires in 2009, and
$211,481,773 expires in 2010.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through July 31, 2002 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                     Six Months        Year
                                                       Ended           Ended
                                                      1/31/03         7/31/02
Shares sold:
   Class A                                           12,920,588      9,958,716
   Class B                                            3,905,534      3,831,704
   Class C                                            1,255,722        670,486
   Institutional Class                                2,809,323      1,992,363

Shares issued upon reinvestment of dividends and distributions:

   Class A                                            1,969,321      4,119,452
   Class B                                              554,121      1,285,644
   Class C                                              113,059        233,953
   Institutional Class                                  241,350        472,384
                                                    -----------    -----------
                                                     23,769,018     22,564,702
                                                    -----------    -----------
Shares repurchased:
   Class A                                          (12,036,557)   (30,649,968)
   Class B                                           (7,326,504)   (12,370,137)
   Class C                                             (737,809)    (1,994,829)
   Institutional Class                               (1,971,575)    (4,848,366)
                                                    -----------    -----------
                                                    (22,072,445)   (49,863,300)
                                                    -----------    -----------
Net increase (decrease)                               1,696,573    (27,298,598)
                                                    =-=========    ===========

Class B shares converted to Class A shares*

               1/31/03                               7/31/02
        Shares        Value                  Shares           Value
     1,675,526       $4,443,613             314,471         $872,631

 *The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of January 31, 2003 or at any time during the year.

Notes                                                  Delaware Delchester Fund
   TO FINANCIAL STATEMENTS (CONTINUED)


7. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at January 31, 2003 was $55,142,195 and $56,128,382 respectively.

8. Credit and Market Risk
The Fund invests in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

Delaware Investments
   FAMILY OF FUNDS

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
Delaware Devon Fund
Delaware Social Awareness Fund

Structured Equity Products Group
Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
  Delaware Growth Allocation Portfolio
  Delaware Balanced Allocation Portfolio
  Delaware Income Allocation Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Diversified Income Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This semiannual report is for the information of Delaware Delchester Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Delchester Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                            Affiliated Officers                        Contact Information

Walter P. Babich                             Jude T. Driscoll                           Investment Manager
Board Chairman                               President and Chief Executive Officer      Delaware Management Company
Citadel Construction Corporation             Delaware Management Holdings, Inc.         Philadelphia, PA
King of Prussia, PA                          Philadelphia, PA
                                                                                        International Affiliate
David K. Downes                              Richelle S. Maestro                        Delaware International Advisers Ltd.
President and Chief Executive Officer        Senior Vice President, Deputy General      London, England
Delaware Investments Family of Funds         Counsel and Secretary
Philadelphia, PA                             Delaware Investments Family of Funds       National Distributor
                                             Philadelphia, PA                           Delaware Distributors, L.P.
John H. Durham                                                                          Philadelphia, PA
Private Investor                             Michael P. Bishof
Gwynedd Valley, PA                           Senior Vice President and Treasurer        Shareholder Servicing, Dividend
                                             Delaware Investments Family of Funds       Disbursing and Transfer Agent
John A. Fry                                  Philadelphia, PA                           Delaware Service Company, Inc.
President                                                                               2005 Market Street
Franklin & Marshall College                                                             Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                        For Shareholders
Anthony D. Knerr                                                                        800 523-1918
Managing Director
Anthony Knerr & Associates                                                              For Securities Dealers and Financial
New York, NY                                                                            Institutions Representatives Only
                                                                                        800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                   Web site
National Gallery of Art                                                                 www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation St.
Paul, MN

(7411)                                                       Printed in the USA
SA-024 [1/03] VGR 3/03                                                    J9013